AB EMERGING MARKETS MULTI-ASSET PORTFOLIO (“EMMA”)

AB EQUITY FUNDS (“Equity Funds”)

- AB Concentrated International Growth Fund

- AB Global Core Equity Portfolio

- AB Sustainable Global Thematic Fund

- AB Sustainable International Thematic Fund

AB VALUE FUNDS (“Value Funds”)

- AB International Value Fund

- AB All Market Income Portfolio

- AB Global Risk Allocation Fund

AB VARIABLE PRODUCTS SERIES FUND, INC. (“AVP”)

- AB Balanced Wealth Strategy Portfolio

- AB Global Thematic Growth Portfolio

- AB International Growth Portfolio

- AB International Value Portfolio

SANFORD C. BERNSTEIN FUND, INC. and BERNSTEIN FUND, INC. (“Bernstein Funds”)

- Emerging Markets Portfolio

- International Small Cap Portfolio

- International Strategic Equities Portfolio

- International Portfolio

- Overlay A Portfolio

- Tax-Aware Overlay A Portfolio

- Tax-Managed International Portfolio

AB WEALTH STRATEGIES (“Wealth Strategies”)

- AB All Market Total Return Portfolio

- AB Conservative Wealth Strategy

Each of the funds listed above is hereinafter referred to as a “Fund” or, collectively, the “Funds.”

Supplement dated May 4, 2018 to the following Statements of Additional Information (“SAIs”):

SAI	Date
EMMA	July 31, 2017
Equity Funds	October 31, 2017, as amended January 8, 2018
Value Funds	February 28, 2018
AVP	May 1, 2017
Bernstein Funds	January 26, 2018
Wealth Strategies	December 29, 2017

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For all Funds (except as noted otherwise below), the disclosure below is added after “Information about the [Funds] and [Their] Investments – Certain Risk and Other Considerations – Risks of Investments in Foreign Securities.”

For Value Funds, the disclosure below replaces the disclosure for “Information About the Funds and Their Investments – Certain Risk and Other Considerations – Investments in China.”

For Bernstein Funds, the disclosure below is added after “Investment Strategies and Related Risks – Social, Political and Economic Instability.”

For Wealth Strategies, the disclosure below is added after “Description of the Funds – Certain Risk and Other Considerations – Risks of Investments in Foreign Securities.”

Investments in China. Risks of investments in securities of companies in China include the volatility of the Chinese stock market, heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices. While the Chinese economy has grown rapidly in recent years, there is no guarantee that this growth rate will be maintained. In addition, trade disputes between China and its trading counterparties, including the United States, may arise, which could potentially result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences could trigger, among other things, a substantial reduction in international trade and the failure of individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. Risks of investments in companies based in Hong Kong include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies. These and related factors may result in adverse effects on investments in China and have a negative impact on the [Fund’s] performance.

The [Fund] may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange, the Shenzhen Stock Exchange and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong.

Trading through Stock Connect is subject to a number of restrictions and risks that could impair the [Fund’s] ability to invest in or sell China A shares and affect investment returns, including limitations on trading and possible imposition of trading suspensions. For example, Stock Connect is subject to quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. In addition, Stock Connect is generally only available on business days when both the China and Hong Kong markets are open. Furthermore, uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares could result in unexpected tax liabilities for the [Fund]. Investing in China A shares is also subject to the clearance and settlement procedures associated with Stock Connect, which could pose risks to the [Fund].

All transactions in Stock Connect securities will be made in renminbi, and accordingly the [Fund] will be exposed to renminbi currency risks. The ability to hedge renminbi currency risks may be limited.  In addition, given the renminbi is subject to exchange control restrictions, the [Fund] could be adversely affected by delays in converting other currencies into renminbi and vice versa and at times when there are unfavorable market conditions.

Stock Connect is a relatively new program to the market and is subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in China and Hong Kong. Furthermore, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement under Stock Connect.

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This Supplement should be read in conjunction with the SAIs for the Funds.

You should retain this Supplement with your SAI(s) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.